SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 14, 2004


                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
             (Exact name of registrant as specified in its charter)

           Delaware                    333-115122              30-0183252
-------------------------------    -------------------  -----------------------
 (State or Other Jurisdiction         (Commission          (I.R.S. Employer
      of Incorporation)               File Number)        Identification No.)

383 Madison Avenue
New York, New York                                               10179
-------------------------------                         -----------------------
    (Address of Principal                                     (Zip Code)
      Executive Offices)


Registrant's telephone number, including area code, is (212) 272-2000.


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Item 8.01.  Other Events.
            ------------

         On or about September 30, 2004, the Registrant will cause the issuance and sale of approximately $1,015,823,199 initial principal amount of Structured Asset Mortgage Investments II Trust 2004-AR6 and Structured Asset Mortgage Investments II Grantor Trust 2004-AR6 Mortgage Pass-Through Certificates, Series 2004-AR6 (the "Certificates") pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2004, among the Registrant as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee, and a Grantor Trust Agreement, dated as of September 30, 2004, by and among the Registrant as depositor, JPMorgan Chase Bank, as grantor trustee, and Wells Fargo Bank, National Association, as paying agent, underlying securities administrator and certificate registrar.

         In connection with the sale of the Series 2004-AR6 Class A-1A, Grantor Trust Class A-1B, Class A-2, Class A-3, Class X, Class M, Class R-I, Class R-II, Class R-III, Class B-1, Class B-2 and Class B-3 Certificates (the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter") that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-115122, which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

         (a)      Financial Statements.

         Not applicable.

         (b)      Pro Forma Financial Information.

         Not applicable.

         (c)      Exhibits

      EXHIBIT NO.       ITEM 601(A) OF        DESCRIPTION
                        REGULATION S-K
                         EXHIBIT NO.
           1                  99              Computational  Materials --
                                              Computational Materials (as
                                              defined in Item 5) that have been
                                              provided by the Underwriter to
                                              certain prospective purchasers of
                                              Structured Asset Mortgage
                                              Investments II Trust 2004-AR6 and
                                              Structured Asset Mortgage
                                              Investments II Grantor Trust
                                              2004-AR6 Mortgage Pass-Through
                                              Certificates, Series 2004-AR6
                                              (filed in paper pursuant to the
                                              automatic SEC exemption pursuant
                                              to Release 33-7427, August 7,
                                              1997)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE
INVESTMENTS II INC.


By:      /s/ Baron Silverstein
   --------------------------------
   Name:  Baron Silverstein
   Title: Vice President


Dated:  October 14, 2004

                                  EXHIBIT INDEX


                    Item 601(a) of        Sequentially
                    Regulation S-K        Numbered
Exhibit Number      Exhibit No.           Description           Page
--------------      -----------           -----------           ----

1                   99                    Computational         Filed
                                          Materials             Manually